EXHIBIT 99.1

                                THE MORTGAGE POOL


GENERAL

         The mortgage pool consists of two groups of mortgage loans, referred to in the prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans consist of one- to four-family, adjustable-rate and fixed rate, residential mortgage loans secured by first liens on mortgaged properties. The Group 2 Loans consist of adjustable-rate, multifamily mortgage loans secured by first liens on mortgaged properties.

         The company conveyed the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller made certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Purchase Agreement. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. See "The Mortgage Pools - Representations by Sellers" in the prospectus.

         All of the mortgage loans were current as of the Cut-off Date.

         Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each adjustable-rate Group 1 Loan and Group 2 Loan is generally assumable in accordance with the terms of the related mortgage note.

         Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder - Hazard Insurance Policies" in the prospectus.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years, five years, seven years or ten years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on substantially all of the adjustable-rate mortgage loans adjusts based on an index equal to Six-Month LIBOR or One-Year LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the adjustable-rate mortgage loans did not reach their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

         The index applicable to the determination of the mortgage rate on approximately 91.72% (by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the adjustable-rate mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.

                                 SIX-MONTH LIBOR

MONTH        1998     1999     2000     2001     2002     2003     2004    2005
--------------------------------------------------------------------------------
January      5.75%    5.04%    6.23%    5.36%    1.99%    1.35%    1.21%   2.96%
February     5.78     5.17     6.32     4.96     2.06     1.34     1.10    3.15
March        5.80     5.08     6.53     4.71     2.33     1.26     1.09
April        5.87     5.08     6.61     4.23     2.10     1.29     1.10
May          5.81     5.19     7.06     3.91     2.09     1.22     1.11
June         5.87     5.62     7.01     3.83     1.95     1.12     1.36
July         5.82     5.65     6.88     3.70     1.86     1.15     1.99
August       5.69     5.90     6.83     3.48     1.82     1.21     1.99
September    5.36     5.96     6.76     2.53     1.75     1.18     2.17
October      5.13     6.13     6.72     2.17     1.62     1.22     2.30
November     5.28     6.04     6.68     2.10     1.47     1.25     2.62
December     5.17     6.13     6.20     1.98     1.38     1.22     2.78

PREPAYMENT CHARGES

Approximately 46.33% and 100.00% of the mortgage loans in loan group 1 and loan group 2, respectively (by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within six-months, one year, two years, three years, five years, seven years or ten years, or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than ten years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on the residential loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily "3 Year 3/2/1" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily "4 Year 1/1/1/1" loan, the amount of the prepayment charge for the first year is 1% of the principal balance of the related mortgage loan for the first year after origination, remaining at 1% each year until such charge terminates at the end of the fourth year. For the multifamily "5 Year 3/2/1/1/1" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% after the first and second year and remaining until such charge terminates at the end of the fifth year. For the multifamily "7 Year 3/3/2/2/1/1/0" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first and second year after origination, declining by 1% every two years until such charge terminates at the end of the sixth year. For the multifamily "10 Year 5/4/3/2/1" loan, there is a five year lockout period which prohibits the borrower from making a prepayment of principal. The prepayment charge for the sixth year is 5% of the principal balance of the related mortgage loan for the first year after the lockout period, declining by 1% each year for four years until such charge terminates at the end of the tenth year. For the multifamily "10 Year 3/3/3/2/2/2/1/1/1/0" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first three years after origination, declining by 1% after every three years until such charge terminates at the end of the ninth year. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer will deposit all prepayment charges received on the Group 1 Loans into the Payment Account to be included in the related Available Funds. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the Group 2 Loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE

         Approximately 76.71% of the Group 1 Loans with a loan-to-value ratio at origination in excess of 80.00% are insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a PMI Insurer Policy) or (2) the PMI Insurer Policy.

         Each Primary Insurance Policy insures against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

         See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder -- Hazard Insurance Policies" in the Prospectus.

THE PMI INSURER

Radian Guaranty Inc.

         Radian Guaranty Inc., a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and a wholly-owned subsidiary of Radian Group Inc., an insurance holding company listed on the New York Stock Exchange. Radian is licensed in all 50 states and in the District of Columbia to offer such insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. Radian's financial strength is rated "AA" by S&P and Fitch and "Aa3" by Moody's. Radian's financial strength currently is not rated by any other rating agency. Each financial strength rating of Radian should be evaluated independently. The ratings reflect the respective rating agencies' current assessments of the creditworthiness of Radian and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of Offered Securities, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Any downward revision, qualification or withdrawal of any of the above ratings may have an adverse effect on the market prices of the Offered Securities. Radian does not guaranty the market prices of the Offered Securities nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

         Copies of Radian's quarterly and annual statutory financial statements, which are based on accounting principles that differ in significant respects from generally accepted accounting principles, are available upon request to Radian at Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103. Radian's telephone number is (215) 231-1000.

THE PMI POLICY

         Approximately 8.31% of the Group 1 mortgage loans by aggregate principal balance of the related loan group as of the Cut-off Date, are insured by the PMI Insurer pursuant to the PMI Insurer Policy. The mortgage loans covered by the PMI Insurer Policy are referred to as the PMI Mortgage

Loans. The Insured Percentage of the Claim varies on a loan-by-loan basis based upon the original loan-to-value ratio of the related mortgage loan.

         The PMI Insurer Policy only covers those mortgage loans which meet certain underwriting criteria as determined by the PMI Insurer. The PMI Insurer Policy is required to remain in force with respect to each PMI Mortgage Loan until (i) the principal balance of the PMI Mortgage Loan is paid in full or liquidated, (ii) upon written notice of cancellation of the PMI Insurer Policy from the insured to the PMI Insurer, (iii) upon written notice of cancellation of the PMI Insurer Policy from the PMI Insurer to the insured or (iv) any event specified in the PMI Insurer Policy occurs that allows for the termination of that PMI Insurer Policy by the PMI Insurer.

         The PMI Insurer Policy generally requires that delinquencies on any PMI Mortgage Loan must be reported to the PMI Insurer within fifteen (15) days after such loan is three (3) months in default, and appropriate proceedings to obtain title to the property securing such PMI Mortgage Loan must be commenced within six months of default. The PMI Policy under which the PMI Mortgage Loans are insured contains provisions substantially as follows: (i) a claim generally includes unpaid principal, accrued interest to the date such claim is presented by the insured, and certain advances and expenses as set forth in the PMI Insurer Policy; (ii) when a claim is presented the PMI Insurer will have the option of either (A) paying the claim in full, taking title to the property securing the PMI Mortgage Loan, and arranging for its sale or (B) paying the insured percentage of the claim with the insured retaining title to the property securing the PMI Mortgage Loan; and (iii) a claim generally must be paid within 60 days after the claim is filed by the insured.

         Unless approved in writing by the PMI Insurer, the insured under the PMI Insurer Policy is not permitted to make any change in the terms of a PMI Mortgage Loan, including the borrowed amount, mortgage rate, term or amortization schedule of the PMI Mortgage Loan, except as specifically permitted by the terms of the related PMI Mortgage Loan; nor make any change in the property or other collateral securing the PMI Mortgage Loan; nor release any mortgagor under the PMI Mortgage Loan from liability. If a PMI Mortgage Loan is assumed with the insured's approval, the PMI Insurer's liability for coverage of the PMI Mortgage Loan under the related PMI Insurer Policy generally will terminate as of the date of such assumption, unless the applicable PMI Insurer approves the assumption in writing.

         The PMI Insurer Policy specifically excludes coverage of: (i) any claim resulting from a default existing at the inception of coverage or occurring after lapse or cancellation of coverage; and (ii) certain claims involving or arising out of any breach by the insured of its obligations under, or its failure to comply with the terms of, the PMI Insurer Policy or of its obligations as imposed by operation of law and (iii) certain other claims as set forth in the PMI Insurer Policy.

         In issuing the PMI Insurer Policy, the PMI Insurer relied upon certain information and data regarding the PMI Mortgage Loans furnished to the PMI Insurer by the originator. The PMI Policy will not insure against a loss sustained by reason of a default arising from or involving certain matters, including (i) any loss arising in connection with the failure of the borrower to make any payment of principal and interest due under a loan which payment arises because the insured exercised its right to call or accelerate such loan or because the term of such loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest, (ii) any loss from a loan where a delinquency exists at the effective date of the certificate of insurance, as defined in the PMI Insurer Policy, (iii) misrepresentation or fraud in obtaining such PMI Insurer Policy or negligence in origination or servicing of the PMI Mortgage Loans, including, but not limited to, misrepresentation by the lender or certain other persons involved in the origination of the PMI Mortgage Loan or the application for insurance, or (iv) failure to construct a property securing a PMI Mortgage Loan in accordance with specified plans. In addition, the PMI Insurer Policy will not cover the costs or expenses related to the repair of physical damage to a property securing a PMI Mortgage Loan.

         The preceding description of the PMI Policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the PMI Insurer Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Insurer Policy, a copies of which are available upon request from the Indenture Trustee.

MORTGAGE LOAN CHARACTERISTICS

         The mortgage pool includes 4,559 mortgage loans, 90.84% of which are in Loan Group 1 and 9.16% of which are in Loan Group 2. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Bonds" in this prospectus supplement.

Loan Group 1

         The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,200,000,570, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 89.22% of the Group 1 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 10.78% of the Group 1 Loans have fixed rates and are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 1 Loans at origination was approximately $270,030. No Group 1 Loan had a principal balance at origination of greater than approximately $2,000,000 or less than approximately $16,900. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $269,845. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $2,000,000 or less than approximately $16,711.

         As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 2.250% per annum to approximately 12.500% per annum and the weighted average mortgage rate was approximately 5.919% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 357 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to January 2000, or after April 2005, or will have a remaining term to maturity of less than 170 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is March 2035.

         Approximately 0.78%, 1.58%, 64.95%, 0.66% and 11.18% of the Group 1
Loans have initial interest only periods of two, three, five, seven and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 74.98%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 8.75%.

         None of the Group 1 Loans are buydown mortgage loans.

         Substantially all of the adjustable-rate Group 1 Loans have not reached their first adjustment date as of the Closing Date.

         Approximately 46.33% of the Group 1 Loans provide for prepayment charges.

         Approximately 1.73% and 8.31% of the Group 1 Loans are covered by a Primary Insurance Policy and the PMI Insurer Policy, respectively. For the Group 1 Loans, the weighted average of the PMI Insurer Fee Rates for the mortgage loans covered by the PMI Insurer Policy is approximately 1.517% per annum.

         Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                                      MORTGAGE LOAN PROGRAMS(1)
                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
LOAN PROGRAMS                             CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
30Y LIB1M - IO .........................  $   11,313,950       37    0.94%  $ 305,782    4.999%       358       716    72.69%
30Y LIB6M ..............................       7,565,434       23    0.63     328,932    6.445        357       671    73.90
30Y LIB6M - IO .........................      69,122,108      215    5.76     321,498    5.337        358       697    74.32
30Y LIB12M .............................       1,632,013        8    0.14     204,002    6.456        359       662    79.98
30Y LIB12M - IO ........................      42,986,060      132    3.58     325,652    5.478        358       692    76.18
2/28 LIB6M .............................      83,593,091      435    6.97     192,168    6.336        358       672    79.27
2/28 LIB6M - IO ........................     447,107,552    1,569   37.26     284,963    5.979        358       683    77.87
3/27 LIB12M - IO .......................       9,815,824       13    0.82     755,063    4.065        352       745    68.10
3/27 LIB6M .............................      24,019,330      137    2.00     175,324    5.913        358       673    78.62
3/27 LIB6M - IO ........................     112,250,746      416    9.35     269,834    5.806        358       694    74.67
5/25 LIB12M ............................         522,519        1    0.04     522,519    5.125        356       754    37.50
5/25 LIB12M - IO .......................      24,563,710       42    2.05     584,850    4.895        357       744    68.71
5/25 LIB6M .............................      22,171,585       81    1.85     273,723    5.805        358       704    71.36
5/25 LIB6M - IO ........................     187,399,502      665   15.62     281,804    5.639        358       713    70.32
7/23 LIB12M ............................         583,356        1    0.05     583,356    5.375        356       746    68.94
7/23 LIB12M - IO .......................       3,855,100        6    0.32     642,517    5.425        356       726    68.85
7/23 LIB6M .............................       2,238,801        7    0.19     319,829    5.405        359       729    65.97
7/23 LIB6M - IO ........................      15,325,770       34    1.28     450,758    5.210        358       716    60.23
10/20 LIB12M ...........................       2,029,106        4    0.17     507,276    5.589        356       733    71.76
10/20 LIB12M - IO ......................       1,407,200        3    0.12     469,067    5.531        356       771    65.02
10/20 LIB6M ............................         751,201        1    0.06     751,201    6.750        358       647    70.00
10/20 LIB6M - IO .......................         377,900        2    0.03     188,950    6.310        357       743    36.48
15 Yr Fixed ............................       4,679,341       27    0.39     173,309    6.515        177       680    66.35
20 Yr Fixed ............................       1,838,084       27    0.15      68,077    9.365        233       647    32.97
30 Yr Fixed ............................      98,575,333      457    8.21     215,701    6.873        357       690    73.91
30 Yr Fixed - IO .......................      24,275,956      104    2.02     233,423    7.019        358       688    76.91
                                          --------------    -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $1,200,000,570    4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ==============    =====  ======

----------------
(1) A mortgage loan with a loan program including the term "30Y LIB1M" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIB12M" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28 LIB6M" has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIB12M" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "3/27 LIB6M" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25 LIB12M" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25 LIB6M" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23 LIB12M" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23 LIB6M" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/20 LIB12M" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/20 LIB6M" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "IO" has an interest only period. A mortgage loan with a loan program of, "15Yr Fixed", "20Yr Fixed" and "30Yr Fixed" is a fixed rate loan with a term of 15, 20 and 30 years, respectively.


                                                PRINCIPAL BALANCES AS OF ORIGINATION

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
RANGE OF MORTGAGE                                          NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
LOAN PRINCIPAL BALANCES                   CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
        0.00 -   250,000.00 ............  $   390,064,920   2,515   32.51%  $ 155,095    6.129%       356       687    75.64%
  250,000.01 -   300,000.00 ............      129,269,750     470   10.77     275,042    6.035        357       689    76.59
  300,000.01 -   350,000.00 ............      122,714,588     377   10.23     325,503    5.918        357       691    75.80
  350,000.01 -   400,000.00 ............       98,379,846     262    8.20     375,496    5.996        357       687    77.15
  400,000.01 -   450,000.00 ............       92,366,709     217    7.70     425,653    5.842        358       696    76.84
  450,000.01 -   500,000.00 ............       89,261,235     187    7.44     477,333    5.879        356       693    76.13
  500,000.01 -   550,000.00 ............       56,769,620     109    4.73     520,822    5.664        358       701    75.12
  550,000.01 -   600,000.00 ............       47,873,455      83    3.99     576,789    5.732        358       707    74.16
  600,000.01 -   650,000.00 ............       65,029,056     103    5.42     631,350    5.636        358       703    74.31
  650,000.01 -   700,000.00 ............       16,234,765      24    1.35     676,449    5.511        358       693    72.61
  700,000.01 -   750,000.00 ............       23,506,065      32    1.96     734,565    5.596        358       697    68.91
  750,000.01 -   800,000.00 ............        8,440,901      11    0.70     767,355    5.885        358       692    72.63
  800,000.01 -   850,000.00 ............        5,844,854       7    0.49     834,979    5.041        358       726    70.54
  850,000.01 -   900,000.00 ............        3,489,250       4    0.29     872,313    6.311        359       671    76.30
  900,000.01 -   950,000.00 ............        7,393,992       8    0.62     924,249    5.636        358       695    68.58
  950,000.01 - 1,000,000.00 ............       23,889,360      24    1.99     995,390    5.174        357       706    56.22
1,000,000.01 - 1,050,000.00 ............        1,032,575       1    0.09   1,032,575    3.875        350       729    57.36
1,050,000.01 - 1,150,000.00 ............        2,192,500       2    0.18   1,096,250    4.816        355       719    51.11
1,150,000.01 - 1,200,000.00 ............        1,162,500       1    0.10   1,162,500    6.125        359       702    75.00
1,200,000.01 - 1,300,000.00 ............        3,821,648       3    0.32   1,273,883    5.415        357       746    67.92
1,300,000.01 - 1,400,000.00 ............        2,751,981       2    0.23   1,375,990    5.260        354       709    68.30
1,450,000.01 - 1,750,000.00 ............        4,621,000       3    0.39   1,540,333    5.788        357       698    52.88
1,800,000.01 + .........................        3,890,000       2    0.32   1,945,000    4.750        356       763    64.03
                                          ---------------   -----  ------   --------     -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $269,845     5.919%       357       693    74.98%
                                          ===============   =====  ======

         As of origination, the average principal balance of the Group 1 Loans was approximately $270,030.


                                              PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
RANGE OF MORTGAGE                                          NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
LOAN PRINCIPAL BALANCES                   CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
        0.00 -   250,000.00 ............  $   390,314,685   2,516   32.53%  $ 155,133    6.129%       356       687    75.64%
  250,000.01 -   300,000.00 ............      129,269,750     470   10.77     275,042    6.035        357       689    76.59
  300,000.01 -   350,000.00 ............      123,064,439     378   10.26     325,567    5.917        357       691    75.75
  350,000.01 -   400,000.00 ............       98,029,995     261    8.17     375,594    5.998        357       688    77.22
  400,000.01 -   450,000.00 ............       92,116,944     216    7.68     426,467    5.841        358       696    76.84
  450,000.01 -   500,000.00 ............       89,261,235     187    7.44     477,333    5.879        356       693    76.13
  500,000.01 -   550,000.00 ............       56,769,620     109    4.73     520,822    5.664        358       701    75.12
  550,000.01 -   600,000.00 ............       47,873,455      83    3.99     576,789    5.732        358       707    74.16
  600,000.01 -   650,000.00 ............       65,029,056     103    5.42     631,350    5.636        358       703    74.31
  650,000.01 -   700,000.00 ............       16,234,765      24    1.35     676,449    5.511        358       693    72.61
  700,000.01 -   750,000.00 ............       23,506,065      32    1.96     734,565    5.596        358       697    68.91
  750,000.01 -   800,000.00 ............        8,440,901      11    0.70     767,355    5.885        358       692    72.63
  800,000.01 -   850,000.00 ............        5,844,854       7    0.49     834,979    5.041        358       726    70.54
  850,000.01 -   900,000.00 ............        3,489,250       4    0.29     872,313    6.311        359       671    76.30
  900,000.01 -   950,000.00 ............        7,393,992       8    0.62     924,249    5.636        358       695    68.58
  950,000.01 - 1,000,000.00 ............       23,889,360      24    1.99     995,390    5.174        357       706    56.22
1,000,000.01 - 1,050,000.00 ............        1,032,575       1    0.09   1,032,575    3.875        350       729    57.36
1,050,000.01 - 1,150,000.00 ............        2,192,500       2    0.18   1,096,250    4.816        355       719    51.11
1,150,000.01 - 1,200,000.00 ............        1,162,500       1    0.10   1,162,500    6.125        359       702    75.00
1,200,000.01 - 1,300,000.00 ............        3,821,648       3    0.32   1,273,883    5.415        357       746    67.92
1,300,000.01 - 1,400,000.00 ............        2,751,981       2    0.23   1,375,990    5.260        354       709    68.30
1,450,000.01 - 1,750,000.00 ............        4,621,000       3    0.39   1,540,333    5.788        357       698    52.88
1,800,000.01 + .........................        3,890,000       2    0.32   1,945,000    4.750        356       763    64.03
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

         As of the Cut-off Date, the average current principal balance of the Group 1 Loans was approximately $269,845.


                                                           MORTGAGE RATES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF MORTGAGE RATES (%)               CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
 2.000 -  2.499 ........................  $       154,000       1    0.01%  $ 154,000    2.250%       357       793    70.00%
 3.000 -  3.499 ........................        1,387,399       2    0.12     693,700    3.250        352       762    74.46
 3.500 -  3.999 ........................        9,107,780      24    0.76     379,491    3.846        354       743    65.26
 4.000 -  4.499 ........................       19,133,780      49    1.59     390,485    4.213        356       732    68.15
 4.500 -  4.999 ........................      100,148,182     290    8.35     345,339    4.773        358       722    69.64
 5.000 -  5.499 ........................      225,261,908     731   18.77     308,156    5.238        357       711    71.12
 5.500 -  5.999 ........................      380,538,378   1,409   31.71     270,077    5.726        357       696    74.11
 6.000 -  6.499 ........................      194,952,373     775   16.25     251,551    6.213        358       680    77.37
 6.500 -  6.999 ........................      154,528,166     607   12.88     254,577    6.697        357       667    79.40
 7.000 -  7.499 ........................       45,698,726     209    3.81     218,654    7.215        355       673    80.52
 7.500 -  7.999 ........................       38,684,372     177    3.22     218,556    7.687        357       671    83.37
 8.000 -  8.499 ........................        8,759,562      45    0.73     194,657    8.164        358       669    83.48
 8.500 -  8.999 ........................        8,732,831      46    0.73     189,844    8.689        355       649    83.44
 9.000 -  9.499 ........................        5,414,940      33    0.45     164,089    9.209        344       634    79.33
 9.500 -  9.999 ........................        4,670,714      29    0.39     161,059    9.682        347       643    87.96
10.000 - 10.499 ........................        1,313,318       8    0.11     164,165   10.245        339       664    82.20
10.500 - 10.999 ........................          971,967       6    0.08     161,995   10.627        313       627    66.84
11.000 - 11.499 ........................          282,585       3    0.02      94,195   11.305        318       654    68.12
11.500 - 11.999 ........................           36,644       1    0.00      36,644   11.990        231       691    20.00
12.000 - 12.499 ........................          173,653       1    0.01     173,653   12.250        359       668    90.00
12.500 - 12.999 ........................           49,292       1    0.00      49,292   12.500        226       626    14.66
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

         The weighted average mortgage rate of the Group 1 Loans was approximately 5.919% per annum.


                                                        NEXT ADJUSTMENT DATE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
NEXT ADJUSTMENT DATE                      CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
N/A* ...................................  $   129,368,713     615   10.78%  $ 210,356    6.923%       349       688    73.62%
April 2005 .............................       13,313,997      43    1.11     309,628    4.895        357       718    71.95
May 2005 ...............................        4,726,403      14    0.39     337,600    4.733        356       703    76.58
June 2005 ..............................        8,859,445      32    0.74     276,858    5.554        357       697    78.46
July 2005 ..............................       29,035,614      86    2.42     337,623    5.416        358       689    74.11
August 2005 ............................       23,333,702      74    1.94     315,320    5.691        359       697    72.58
September 2005 .........................        8,732,332      26    0.73     335,859    5.428        359       688    75.35
December 2005 ..........................        6,921,600      21    0.58     329,600    5.394        357       682    80.14
January 2006 ...........................       16,592,707      59    1.38     281,232    5.431        358       692    76.80
February 2006 ..........................       17,534,616      49    1.46     357,849    5.611        359       698    74.80
March 2006 .............................        3,569,150      11    0.30     324,468    5.655        360       670    74.15
July 2006 ..............................          310,233       2    0.03     155,117    6.979        352       606    73.90
September 2006 .........................          196,000       1    0.02     196,000    4.500        354       694    70.00
October 2006 ...........................          809,798       3    0.07     269,933    5.771        355       725    77.75
November 2006 ..........................       15,981,887      75    1.33     213,092    5.907        356       683    77.52
December 2006 ..........................      115,460,416     376    9.62     307,076    6.109        357       675    82.50
January 2007 ...........................      233,196,194     930   19.43     250,749    6.119        358       674    78.89
February 2007 ..........................      134,530,365     500   11.21     269,061    5.862        359       697    73.74
March 2007 .............................       30,434,550     118    2.54     257,920    5.947        360       689    74.76
April 2007 .............................          621,399       1    0.05     621,399    3.250        349       776    80.00
May 2007 ...............................        6,215,075       6    0.52   1,035,846    3.862        350       756    62.90
June 2007 ..............................          200,000       1    0.02     200,000    4.375        351       730    80.00
September 2007 .........................          676,316       3    0.06     225,439    6.262        354       665    80.00
October 2007 ...........................          755,472       3    0.06     251,824    4.729        355       748    64.76
November 2007 ..........................        8,658,365      32    0.72     270,574    5.332        356       695    78.08
December 2007 ..........................       20,820,221      91    1.74     228,794    5.927        357       674    77.05
January 2008 ...........................       51,413,169     248    4.28     207,311    5.888        358       682    77.30
February 2008 ..........................       48,807,983     153    4.07     319,006    5.752        359       707    72.74
March 2008 .............................        7,699,100      27    0.64     285,152    5.821        360       687    72.66
August 2009 ............................          224,800       1    0.02     224,800    6.250        353       676    80.00
October 2009 ...........................        1,901,081      10    0.16     190,108    5.794        355       747    74.54
November 2009 ..........................       28,458,512      78    2.37     364,853    5.039        356       735    70.93
December 2009 ..........................       29,130,307      96    2.43     303,441    5.432        357       733    71.86
January 2010 ...........................       62,694,136     238    5.22     263,421    5.703        358       720    70.43
February 2010 ..........................       94,231,531     304    7.85     309,972    5.650        359       705    68.98
March 2010 .............................       18,016,950      62    1.50     290,596    5.790        360       698    71.08
September 2010 .........................        1,000,000       1    0.08   1,000,000    4.375        342       764    20.00
November 2011 ..........................        3,788,456       6    0.32     631,409    5.469        356       737    68.93
December 2011 ..........................        2,087,100       3    0.17     695,700    5.618        357       666    63.10
January 2012 ...........................        4,274,088      10    0.36     427,409    5.004        358       748    59.16
February 2012 ..........................        8,974,213      22    0.75     407,919    5.334        359       710    65.40
March 2012 .............................        1,879,170       6    0.16     313,195    5.283        360       704    65.84
November 2014 ..........................        2,894,268       7    0.24     413,467    5.558        356       753    66.94
December 2014 ..........................          637,938       1    0.05     637,938    5.625        357       730    80.00
January 2015 ...........................        1,033,201       2    0.09     516,600    6.682        358       672    56.81
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans was approximately 31 months.

*Fixed rate mortgage loans in Loan Group 1.


                                                            GROSS MARGIN

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF GROSS MARGINS (%)                CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
N/A* ...................................  $   129,368,713     615   10.78%  $ 210,356    6.923%       349       688    73.62%
 1.500 -  1.749 ........................          766,000       1    0.06     766,000    3.250        355       751    69.96
 2.000 -  2.249 ........................          463,000       2    0.04     231,500    4.955        358       747    73.01
 2.250 -  2.499 ........................      145,781,465     389   12.15     374,760    5.302        357       731    70.97
 2.500 -  2.749 ........................        9,278,850      23    0.77     403,428    5.502        358       721    73.49
 2.750 -  2.999 ........................       69,533,929     198    5.79     351,181    5.445        358       709    72.28
 3.000 -  3.249 ........................       64,987,819     214    5.42     303,681    5.540        358       702    74.72
 3.250 -  3.499 ........................      137,127,043     494   11.43     277,585    5.514        359       745    71.14
 3.500 -  3.749 ........................       76,617,974     293    6.38     261,495    5.733        359       688    73.33
 3.750 -  3.999 ........................      232,288,261     841   19.36     276,205    5.833        359       674    71.94
 4.000 -  4.249 ........................        4,432,300      16    0.37     277,019    5.863        359       658    73.55
 4.250 -  4.499 ........................        6,937,288      28    0.58     247,760    5.962        359       653    70.07
 4.500 -  4.749 ........................        7,377,821      35    0.61     210,795    5.599        358       686    76.71
 4.750 -  4.999 ........................        8,234,930      42    0.69     196,070    5.434        358       672    78.14
 5.000 -  5.249 ........................       54,062,534     236    4.51     229,079    6.348        358       682    79.40
 5.250 -  5.499 ........................       20,705,830     109    1.73     189,962    5.737        358       668    79.33
 5.500 -  5.749 ........................       36,642,963     191    3.05     191,848    5.989        358       666    81.01
 5.750 -  5.999 ........................       70,578,741     265    5.88     266,335    6.097        358       675    80.83
 6.000 -  6.249 ........................       63,225,713     230    5.27     274,894    6.360        358       653    84.05
 6.250 -  6.499 ........................       42,897,746     147    3.57     291,821    6.685        358       640    89.05
 6.500 -  6.749 ........................       11,369,792      44    0.95     258,404    6.822        358       647    87.20
 6.750 -  6.999 ........................        1,507,833       6    0.13     251,306    7.308        358       636    86.18
 7.000 -  7.249 ........................        1,773,767       9    0.15     197,085    7.498        358       644    78.91
 7.250 -  7.499 ........................        1,980,111       8    0.17     247,514    7.814        359       649    79.44
 7.500 -  7.749 ........................          789,750       4    0.07     197,438    7.994        359       660    90.00
 8.250 -  8.499 ........................          168,750       1    0.01     168,750    8.625        359       675    90.00
 8.500 -  8.749 ........................          139,422       1    0.01     139,422    8.875        359       656    90.00
 8.750 -  8.999 ........................          139,665       1    0.01     139,665    9.000        359       674    94.36
 9.000 -  9.249 ........................          289,803       2    0.02     144,902    9.450        358       601    84.01
 9.500 -  9.749 ........................           98,755       1    0.01      98,755    9.875        359       648    95.00
10.000 - 10.249 ........................          434,000       1    0.04     434,000   10.250        359       644    95.00
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

         As of the Cut-off Date, the wei ghted average G ross Margin of the Group 1 Loans was approximately 3.974% per annum.

*Fixed rate mortgage loans in Loan Group 1.


                                                        MAXIMUM MORTGAGE RATE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF MAXIMUM MORTGAGE RATES (%)       CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
N/A* ...................................  $   129,368,713     615   10.78%  $ 210,356    6.923%       349       688    73.62%
 8.000 -  8.499 ........................          154,000       1    0.01     154,000    2.250        357       793    70.00
 9.000 -  9.499 ........................        2,007,399       4    0.17     501,850    3.571        353       754    75.55
 9.500 -  9.999 ........................       38,495,317      98    3.21     392,809    4.660        356       741    70.62
10.000 - 10.499 ........................       45,259,196     125    3.77     362,074    4.814        357       731    70.39
10.500 - 10.999 ........................      105,424,912     326    8.79     323,389    5.031        358       717    70.59
11.000 - 11.499 ........................      204,940,903     678   17.08     302,273    5.317        358       706    71.63
11.500 - 11.999 ........................      334,744,216   1,260   27.90     265,670    5.733        358       692    74.47
12.000 - 12.499 ........................      160,434,168     651   13.37     246,443    6.218        358       673    78.32
12.500 - 12.999 ........................      114,149,522     421    9.51     271,139    6.704        358       662    81.75
13.000 - 13.499 ........................       29,092,922     119    2.42     244,478    7.205        358       669    82.41
13.500 - 13.999 ........................       21,187,663      79    1.77     268,198    7.625        358       665    84.20
14.000 - 14.499 ........................        4,273,994      19    0.36     224,947    8.148        358       677    83.36
14.500 - 14.999 ........................        5,153,413      26    0.43     198,208    8.608        358       659    84.67
15.000 - 15.499 ........................        2,106,459      11    0.18     191,496    9.141        358       661    86.15
15.500 - 15.999 ........................        1,942,523       9    0.16     215,836    9.532        358       618    84.73
16.000 - 16.499 ........................        1,070,987       4    0.09     267,747    9.942        359       665    90.26
17.000 - 17.499 ........................          194,263       1    0.02     194,263   11.375        358       659    90.00
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans was approximately 11.699% per annum.

*Fixed rate mortgage loans in Loan Group 1.


                                                      INITIAL FIXED-RATE PERIOD

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
INITIAL FIXED PERIOD                      CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
N/A* ...................................  $   129,368,713     615   10.78%  $ 210,356    6.923%       349       688    73.62%
3 Months** .............................       11,313,950      37    0.94     305,782    4.999        358       716    72.69
6 Months ...............................       76,687,543     238    6.39     322,217    5.446        358       694    74.28
12 Months ..............................       44,618,073     140    3.72     318,701    5.514        358       691    76.32
24 Months ..............................      530,700,643   2,004   44.23     264,821    6.035        358       681    78.09
36 Months ..............................      146,085,900     566   12.17     258,102    5.707        358       694    74.88
60 Months ..............................      234,657,316     789   19.55     297,411    5.576        358       716    70.18
84 Months ..............................       22,003,027      48    1.83     458,396    5.272        357       720    62.55
120 Months .............................        4,565,406      10    0.38     456,541    5.822        357       732    66.47
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

*Fixed rate mortgage loans in Loan Group 1.
**This is an introductory rate program




                                                          INITIAL RATE CAP

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
INITIAL CAP (%)                           CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
N/A* ...................................  $   129,368,713     615   10.78%  $ 210,356    6.923%       349       688    73.62%
1.000 ..................................       92,561,705     289    7.71     320,283    5.369        358       699    74.13
1.500 ..................................        1,111,607       3    0.09     370,536    7.196        358       609    76.10
2.000 ..................................       51,155,027     142    4.26     360,247    5.289        357       697    74.80
3.000 ..................................      644,326,830   2,282   53.69     282,352    5.930        358       691    74.86
4.000 ..................................           86,000       1    0.01      86,000    5.250        356       703    63.23
5.000 ..................................       84,946,275     233    7.08     364,576    5.501        357       727    74.52
6.000 ..................................      196,444,413     882   16.37     222,726    5.821        358       684    76.92
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

*Fixed rate mortgage loans in Loan Group 1.




                                                        SUBSEQUENT RATE CAP

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
SUBSEQUENT RATE CAP (%)                   CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
N/A* ...................................  $   129,368,713     615   10.78%  $ 210,356    6.923%       349       688    73.62%
1.000 ..................................      922,144,025   3,464   76.85     266,208    5.865        358       689    75.80
1.500 ..................................        2,133,466      10    0.18     213,347    7.502        358       595    73.38
2.000 ..................................      146,354,367     358   12.20     408,811    5.351        357       719    71.01
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

*Fixed rate mortgage loans in Loan Group 1.


                                                   ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF LOAN-TO-VALUE RATIOS (%)         CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
----------------------------------------------------------------------------------------------------------------------------
 0.00 - 10.00 ..........................  $       217,393       2    0.02%  $ 108,697    6.047%       338       699     9.75%
10.01 - 15.00 ..........................          159,292       2    0.01      79,646    8.011        317       739    13.47
15.01 - 20.00 ..........................        4,199,969      29    0.35     144,827    6.206        322       701    19.06
20.01 - 25.00 ..........................        2,218,500      10    0.18     221,850    6.828        328       704    22.73
25.01 - 30.00 ..........................        3,522,331      13    0.29     270,949    5.488        354       690    27.50
30.01 - 35.00 ..........................        1,686,631      11    0.14     153,330    5.995        358       727    32.27
35.01 - 40.00 ..........................        6,465,968      20    0.54     323,298    5.193        358       738    37.40
40.01 - 45.00 ..........................        8,815,809      25    0.73     352,632    5.704        351       684    42.90
45.01 - 50.00 ..........................       11,644,776      42    0.97     277,257    5.480        355       720    48.26
50.01 - 55.00 ..........................       13,910,707      60    1.16     231,845    5.555        352       707    52.90
55.01 - 60.00 ..........................       42,638,745     108    3.55     394,803    5.391        355       706    58.18
60.01 - 65.00 ..........................       53,158,622     152    4.43     349,728    5.525        357       702    63.33
65.01 - 70.00 ..........................      320,305,115   1,158   26.69     276,602    5.507        358       705    69.60
70.01 - 75.00 ..........................       55,424,463     176    4.62     314,912    5.998        356       693    73.77
75.01 - 80.00 ..........................      518,634,006   2,052   43.22     252,746    6.010        357       690    79.81
80.01 - 85.00 ..........................       29,845,941     111    2.49     268,882    6.399        356       661    84.15
85.01 - 90.00 ..........................       79,648,243     309    6.64     257,761    6.776        357       664    89.61
90.01 - 95.00 ..........................       44,874,238     156    3.74     287,655    7.114        357       671    94.57
95.01 + ................................        2,629,821      11    0.22     239,075    6.922        357       693    98.24
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

         The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 8.75% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 74.98%.




                                                           OCCUPANCY TYPES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
OCCUPANCY                                 CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Owner Occupied................            $   933,290,323   3,329   77.77%  $ 280,352    5.949%       357       686    76.08%
Investment....................                231,223,894     990   19.27     233,559    5.841        357       714    71.10
Second Home...................                 35,486,353     128    2.96     277,237    5.656        358       723    71.41
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total.........................            $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

         Occupancy type is based on the representation of the borrower at the time of origination.


                                            MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
DOCUMENT TYPE                             CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Progressive Series Program (Full
Documentation)......................      $   309,226,764   1,318   25.77%  $ 234,618    5.710%       357       689    76.27%
Progressive Express Program No
Documentation Program (No
Documentation)......................           47,348,689     180    3.95     263,048    6.469        358       699    70.88
Progressive Express Program
(Verified Assets)...................           42,972,947     143    3.58     300,510    6.143        357       699    73.90
Progressive Series Program (Full
Income/Stated Assets)...............            3,028,250      13    0.25     232,942    6.183        348       678    84.82
Progressive Series Program
(Alternative Documentation).........            2,023,481      10    0.17     202,348    5.939        357       681    65.93
Progressive Express Program (Non
Verified Assets)....................           69,416,092     260    5.78     266,985    6.661        354       681    73.49
Progressive Express Program (No
Documentation/Verified Assets)......            3,117,749      14    0.26     222,696    7.306        359       671    79.76
Progressive Series Program (Lite
Documentation)......................              118,449       1    0.01     118,449    8.875        170       677    20.00
Progressive Series Program (No Ratio)             292,500       1    0.02     292,500    5.125        357       770    64.28
Progressive Series Program (Stated
Income).............................          722,455,651   2,507   60.20     288,175    5.881        357       695    74.88
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total...............................      $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

         See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.


                                                           RISK CATEGORIES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
CREDIT GRADE CATEGORY                     CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
A..................................       $   425,239,939   1,574   35.44%  $ 270,165    6.091%       357       652    76.54%
A+.................................           639,705,381   2,278   53.31     280,819    5.598        357       729    73.18
A-.................................            52,702,544     217    4.39     242,869    6.406        356       611    79.88
B..................................               561,260       4    0.05     140,315    8.079        308       565    61.89
C..................................             1,306,718       8    0.11     163,340    7.963        357       592    78.93
CX.................................               325,663       2    0.03     162,832    8.428        354       540    61.22
Progressive Express I..............            37,182,474     165    3.10     225,348    6.846        358       722    79.27
Progressive Express II.............            37,051,539     168    3.09     220,545    7.391        357       653    78.30
Progressive Express III............             1,413,628       7    0.12     201,947    8.043        358       601    73.87
Progressive Express IV.............             1,814,265       9    0.15     201,585    7.835        343       590    62.87
Progressive Express V..............             1,357,693       9    0.11     150,855    8.167        358       584    63.55
Progressive Express VI.............             1,339,464       6    0.11     223,244    8.868        358       524    70.09
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total..............................       $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======

----------
(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

         See "--Underwriting Standards" below for a description of the Seller's risk categories.




                                                           PROPERTY TYPES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
PROPERTY TYPE                             CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence.............      $   747,851,635   2,799   62.32%  $ 267,185    5.951%       357       689    75.63%
Planned Unit Development............          205,141,628     740   17.10     277,218    5.845        357       694    74.96
Condominium.........................          118,970,505     502    9.91     236,993    5.846        357       701    74.75
2-4 Family Unit.....................          125,712,432     390   10.48     322,340    5.920        357       706    71.35
Townhouse...........................            2,324,370      16    0.19     145,273    5.900        358       683    76.17
                                          ---------------   -----  ------   ---------    -----        ---       ---    -----
Total...............................      $ 1,200,000,570   4,447  100.00%  $ 269,845    5.919%       357       693    74.98%
                                          ===============   =====  ======


                                           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
STATE                                     CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
California .............................  $   681,727,225   1,910   56.81%  $356,925     5.738%       358       697     74.24%
Florida ................................       94,546,228     500    7.88    189,092     6.254        357       693     75.14
Arizona ................................       45,440,547     269    3.79    168,924     5.960        357       694     77.49
Virginia ...............................       39,253,764     148    3.27    265,228     5.928        357       683     75.59
New Jersey .............................       34,023,887     124    2.84    274,386     6.787        357       689     76.28
Nevada .................................       31,817,883     131    2.65    242,885     6.103        358       689     76.43
Maryland ...............................       29,958,468     119    2.50    251,752     6.097        354       673     77.45
New York ...............................       27,453,340      76    2.29    361,228     6.147        354       699     70.80
Washington .............................       25,376,676     126    2.11    201,402     5.979        357       683     77.54
Georgia ................................       20,791,539     127    1.73    163,713     5.818        356       703     78.67
Illinois ...............................       19,470,207      94    1.62    207,130     6.515        358       688     78.43
Colorado ...............................       19,209,719      83    1.60    231,442     5.842        352       690     73.28
Texas ..................................       13,714,190      84    1.14    163,264     6.353        356       691     78.59
Hawaii .................................       12,579,265      30    1.05    419,309     5.533        353       695     64.10
Minnesota ..............................       12,333,072      69    1.03    178,740     6.395        358       680     79.52
Oregon .................................       12,391,397      75    1.03    165,219     6.007        358       687     78.10
Massachusetts ..........................       11,785,856      40    0.98    294,646     6.072        358       693     74.04
North Carolina .........................        6,898,936      52    0.57    132,672     6.619        356       686     78.68
Utah ...................................        6,582,349      36    0.55    182,843     5.895        358       679     75.19
South Carolina .........................        6,372,159      38    0.53    167,688     6.627        357       668     80.36
Michigan ...............................        5,661,016      36    0.47    157,250     6.364        358       662     79.70
Ohio ...................................        5,599,095      47    0.47    119,130     6.126        356       652     80.80
Connecticut ............................        4,537,628      20    0.38    226,881     6.414        358       660     71.55
Pennsylvania ...........................        4,510,168      27    0.38    167,043     6.275        354       672     74.29
Missouri ...............................        3,811,439      24    0.32    158,810     6.082        358       682     76.47
District of Columbia ...................        3,298,543       9    0.27    366,505     5.623        357       677     68.86
Indiana ................................        3,265,993      30    0.27    108,866     6.496        350       679     78.08
Tennessee ..............................        3,174,025      24    0.26    132,251     6.268        358       681     81.79
Rhode Island ...........................        2,028,235      10    0.17    202,823     6.532        348       685     68.87
Wisconsin ..............................        2,067,975      13    0.17    159,075     6.325        358       656     82.23
Alabama ................................        1,966,814       9    0.16    218,535     5.752        352       716     66.45
Mississippi ............................        1,411,090       8    0.12    176,386     5.864        358       700     76.16
Delaware ...............................          967,744       7    0.08    138,249     6.727        358       654     77.09
Idaho ..................................          832,061       8    0.07    104,008     5.795        358       685     76.15
New Hampshire ..........................          793,147       5    0.07    158,629     6.104        357       696     76.31
Kansas .................................          746,235       4    0.06    186,559     5.810        358       649     80.00
Kentucky ...............................          582,765       5    0.05    116,553     6.186        358       657     81.37
New Mexico .............................          455,828       4    0.04    113,957     6.689        357       709     85.09
Louisiana ..............................          418,187       6    0.03     69,698     6.690        310       684     73.99
Oklahoma ...............................          358,077       4    0.03     89,519     6.686        321       716     63.12
Arkansas ...............................          257,506       2    0.02    128,753     8.663        314       667     78.75
Iowa ...................................          292,399       3    0.02     97,466     6.177        358       656     80.00
Maine ..................................          288,970       2    0.02    144,485     4.922        356       702     81.34
Montana ................................          272,947       3    0.02     90,982     6.652        359       691     75.23
Nebraska ...............................          292,625       2    0.02    146,313     5.092        358       701     80.00
South Dakota ...........................          198,926       2    0.02     99,463     6.764        358       643     80.00
Wyoming ................................          184,425       2    0.02     92,212     6.986        358       661     83.89
                                          ---------------   -----  ------   --------     -----        ---       ---     -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $269,845     5.919%       357       693     74.98%
                                          ===============   =====  ======

         No more than approximately 0.43% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                                        DEBT TO INCOME RATIO

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF DEBT-TO-INCOME RATIO (%)         CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Not Required ...........................  $   242,547,677     874   20.21%  $277,515     6.080%       357       694     72.07%
5.01  - 10.00 ..........................        2,977,772       8    0.25    372,221     5.321        353       721     53.04
10.01 - 15.00 ..........................       14,962,747      46    1.25    325,277     5.847        356       701     71.95
15.01 - 20.00 ..........................       20,546,836      68    1.71    302,159     5.497        353       708     66.87
20.01 - 25.00 ..........................       39,319,042     143    3.28    274,958     5.739        358       714     73.17
25.01 - 30.00 ..........................       71,748,752     273    5.98    262,816     5.747        356       703     71.87
30.01 - 35.00 ..........................      125,213,012     466   10.43    268,697     5.912        357       697     76.19
35.01 - 40.00 ..........................      215,200,992     753   17.93    285,791     5.843        358       695     76.94
40.01 - 45.00 ..........................      239,559,020     904   19.96    264,999     5.974        357       686     77.36
45.01 - 50.00 ..........................      208,159,813     843   17.35    246,927     5.914        357       684     76.31
50.01 - 55.00 ..........................       16,660,915      57    1.39    292,297     5.626        357       701     68.13
55.01 + ................................        3,103,993      12    0.26    258,666     6.642        356       686     65.65
                                          ---------------   -----  ------   --------     -----        ---       ---     -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $269,845     5.919%       357       693     74.98%
                                          ===============   =====  ======

         As of the Cut-off Date, the weighted average debt to income ratio of the Group 1 Loans was approximately 37.90% per annum.




                                                         PREPAYMENT PENALTY

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
NUMBER OF MONTHS                          CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
No Prepay ..............................  $   644,083,283   2,300   53.67%  $280,036     5.898%       357       704     73.52%
12 Months ..............................      131,649,571     453   10.97    290,617     5.733        358       692     72.09
24 Months ..............................      297,641,361   1,111   24.80    267,904     6.012        358       675     79.78
36 Months ..............................      109,153,205     505    9.10    216,145     5.960        356       679     74.52
60 Months ..............................       17,473,150      78    1.46    224,015     6.273        354       682     71.66
                                          ---------------   -----  ------   --------     -----        ---       ---     -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $269,845     5.919%       357       693     74.98%
                                          ===============   =====  ======




                                               MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF MONTHS                           CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
121 - 180 ..............................  $     4,679,341      27    0.39%  $173,309     6.515%       177       680     66.35%
181 - 240 ..............................        1,838,084      27    0.15     68,077     9.365        233       647     32.97
241 - 360 ..............................    1,193,483,146   4,393   99.46    271,678     5.912        358       693     75.08
                                          ---------------   -----  ------   --------     -----        ---       ---     -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $269,845     5.919%       357       693     74.98%
                                          ===============   =====  ======


         As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans was approximately 357 months.


                                                            CREDIT SCORES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF CREDIT SCORES                    CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
0 - 500 ................................  $     1,110,281       7    0.09%  $158,612     6.332%       359         0     71.63%
501 - 520 ..............................          728,876       2    0.06    364,438     7.773        359       511     79.61
521 - 540 ..............................          956,987       5    0.08    191,397     8.789        357       529     68.77
541 - 560 ..............................        1,008,063       7    0.08    144,009     8.606        357       550     58.81
561 - 580 ..............................        1,575,601      11    0.13    143,236     8.297        320       573     62.27
581 - 600 ..............................        6,625,820      32    0.55    207,057     7.431        353       593     74.36
601 - 620 ..............................       56,484,800     231    4.71    244,523     6.409        356       612     79.95
621 - 640 ..............................      124,892,859     472   10.41    264,604     6.356        357       630     78.09
641 - 660 ..............................      168,280,591     648   14.02    259,692     6.199        357       651     76.22
661 - 680 ..............................      165,348,336     605   13.78    273,303     6.051        357       671     75.86
681 - 700 ..............................      165,589,844     638   13.80    259,545     5.865        358       690     75.03
701 - 720 ..............................      155,637,671     576   12.97    270,204     5.781        357       710     74.79
721 - 740 ..............................      115,033,828     416    9.59    276,524     5.619        357       730     74.05
741 - 760 ..............................       94,760,861     338    7.90    280,358     5.528        358       750     73.14
761 - 780 ..............................       79,474,044     265    6.62    299,902     5.458        357       771     70.78
781 - 800 ..............................       53,141,456     161    4.43    330,071     5.394        357       790     70.17
801 + ..................................        9,350,651      33    0.78    283,353     5.361        356       807     65.99
                                          ---------------   -----  ------   --------     -----        ---       ---     -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $269,845     5.919%       357       693     74.98%
                                          ===============   =====  ======


         As of the Cut-off Date, the weighted average credit score of the Group 1 Loans was approximately 693.


                                                    RANGE OF MONTHS TO FIRST ROLL

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF MONTHS                           CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
N/A* ...................................  $   129,368,713     615   10.78%  $210,356     6.923%       349       688     73.62%
1 -  12 ................................      132,619,565     415   11.05    319,565     5.431        358       695     74.83
13 - 18 ................................          506,233       3    0.04    168,744     6.019        353       640     72.39
19 - 24 ................................      530,413,210   2,002   44.20    264,942     6.035        358       681     78.09
25 - 31 ................................        8,468,262      14    0.71    604,876     4.098        351       749     66.09
32 - 49 ................................      137,398,838     551   11.45    249,363     5.807        358       691     75.43
50 - 55 ................................        2,125,881      11    0.18    193,262     5.842        355       740     75.12
56 - 79 ................................      233,531,435     779   19.46    299,784     5.568        358       716     69.92
80.00+ .................................       25,568,433      57    2.13    448,569     5.405        358       720     64.92
                                          ---------------   -----  ------   --------     -----        ---       ---     -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $269,845     5.919%       357       693     74.98%
                                          ===============   =====  ======

         As of the Cut-off Date, the weighted average months to first roll of the Group 1 Loans was approximately 31 months.

*Fixed rate mortgage loans in Loan Group 1


                                                            LOAN PURPOSES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
LOAN PURPOSE                              CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Purchase ...............................  $   623,290,213   2,462   51.94%  $253,164     5.911%       358       704     76.83%
Refinance - Cash Out ...................      443,373,472   1,492   36.95    297,167     5.987        357       676     72.74
Refinance - Rate Term ..................      133,336,886     493   11.11    270,460     5.736        355       696     73.79
                                          ---------------   -----  ------   --------     -----        ---       ---     -----
Total ..................................  $ 1,200,000,570   4,447  100.00%  $269,845     5.919%       357       693     74.98%
                                          ===============   =====  ======

         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

         The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $120,968,755, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are multifamily loans and are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 2 Loans at origination was approximately $1,082,986. No Group 2 Loan had a principal balance at origination of greater than approximately $4,565,000 or less than approximately $250,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $1,080,078. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $4,549,596 or less than approximately $249,285.

         As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 3.750% per annum to approximately 6.875% per annum and the weighted average mortgage rate was approximately 5.409% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 357 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to November 2004 or after March 2005, or will have a remaining term to maturity of less than 298 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is February 2035.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 69.81%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 80.03% or less than approximately 20.62%.

         None of the Group 2 Loans are buydown mortgage loans.

         None of the Group 2 Loans will be subject to the Homeownership Act or any comparable state law.

         None of the Group 2 Loans have reached their first adjustment date as of the Closing Date.

         All of the Group 2 Loans provide for prepayment charges.

         The Group 2 Loans had debt service coverage ratios as of the Cut-off Date of at least 1.15x but not more than 4.73x, with a weighted average debt service coverage ratio of approximately 1.27x. The Group 2 Loans had occupancy rates, determined as of the most recent date information was available, ranging from approximately 83.33% to approximately 100.00%, with a weighted average occupancy rate at origination of approximately 96.90%.

         All of the Group 2 Loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 365 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 2 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 2 Loans will be treated as if they paid interest on a 360-day year consisting of twelve 30-day months.

         None of the Group 2 Loans are cross-collateralized with other multifamily loans. None of the Group 2 Loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

         Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                                      MORTGAGE LOAN PROGRAMS(1)

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
LOAN PROGRAMS                             CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
30Y LIB6M ..............................  $     3,231,354       5    2.67%  $646,271     4.179%       358       731     62.46%
2/28 LIB6M .............................       21,094,871      17   17.44   1,240,875    5.021        358       713     72.28
3/27 LIB6M .............................       20,080,651      15   16.60   1,338,710    5.292        358       718     71.24
5/25 LIB6M .............................       59,170,120      59   48.91   1,002,883    5.514        357       725     69.53
7/23 LIB6M .............................       14,480,707      14   11.97   1,034,336    5.897        351       734     69.43
10/20 LIB6M ............................        2,911,052       2    2.41   1,455,526    5.822        359       759     57.90
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

------------------------
(1) A mortgage loan with a loan program including the term "30Y LIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "2/28 LIB6M" has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIB6M" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25 LIB6M" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23 LIB6M" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/20 LIB6M" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR.

                                                PRINCIPAL BALANCES AS OF ORIGINATION

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
RANGE OF MORTGAGE                                          NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
LOAN PRINCIPAL BALANCES                   CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
        0.00 -   250,000.00 ............  $       249,285       1    0.21%  $249,285     6.250%       357       700     52.64%
  250,000.01 -   300,000.00 ............        1,116,360       4    0.92    279,090     6.047        343       691     66.76
  300,000.01 -   350,000.00 ............        1,320,923       4    1.09    330,231     6.006        342       703     66.68
  350,000.01 -   400,000.00 ............        1,163,340       3    0.96    387,780     5.453        358       715     61.61
  400,000.01 -   450,000.00 ............        2,552,759       6    2.11    425,460     5.748        358       745     62.33
  450,000.01 -   500,000.00 ............        3,384,470       7    2.80    483,496     5.366        358       727     57.14
  500,000.01 -   550,000.00 ............        3,052,295       6    2.52    508,716     5.145        358       715     66.68
  550,000.01 -   600,000.00 ............        2,335,509       4    1.93    583,877     5.317        358       736     67.13
  600,000.01 -   650,000.00 ............        4,447,142       7    3.68    635,306     5.397        358       727     62.70
  650,000.01 -   700,000.00 ............        2,686,583       4    2.22    671,646     5.348        357       720     72.07
  700,000.01 -   750,000.00 ............        3,586,489       5    2.96    717,298     5.622        357       764     60.08
  750,000.01 -   800,000.00 ............        3,905,434       5    3.23    781,087     5.348        357       741     64.99
  850,000.01 -   900,000.00 ............        3,499,526       4    2.89    874,882     5.217        357       733     60.52
  900,000.01 -   950,000.00 ............        1,851,012       2    1.53    925,506     5.192        357       745     71.73
  950,000.01 - 1,000,000.00 ............          998,561       1    0.83    998,561     5.250        359       694     68.97
1,000,000.01 - 1,050,000.00 ............        6,205,007       6    5.13   1,034,168    5.083        357       709     74.16
1,050,000.01 - 1,150,000.00 ............        9,926,204       9    8.21   1,102,912    5.437        358       745     65.58
1,150,000.01 - 1,200,000.00 ............        2,361,658       2    1.95   1,180,829    5.315        357       737     63.32
1,200,000.01 - 1,300,000.00 ............        5,031,107       4    4.16   1,257,777    5.777        357       742     71.56
1,300,000.01 - 1,400,000.00 ............        2,724,648       2    2.25   1,362,324    5.696        358       740     55.87
1,400,000.01 - 1,450,000.00 ............        5,674,008       4    4.69   1,418,502    5.312        359       754     74.63
1,450,000.01 - 1,750,000.00 ............       12,960,415       8   10.71   1,620,052    5.575        350       721     75.78
1,750,000.01 - 1,800,000.00 ............        1,762,562       1    1.46   1,762,562    5.625        359       732     63.04
1,800,000.01 + .........................       38,173,458      13   31.56   2,936,420    5.325        358       706     74.39
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of origination, the average principal balance of the Group 2 Loans was approximately $1,082,986.


                                              PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
RANGE OF MORTGAGE                                          NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
LOAN PRINCIPAL BALANCES                   CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
        0.00 -   250,000.00 ............  $       249,285       1    0.21%  $249,285     6.250%       357       700     52.64%
  250,000.01 -   300,000.00 ............        1,116,360       4    0.92    279,090     6.047        343       691     66.76
  300,000.01 -   350,000.00 ............        1,320,923       4    1.09    330,231     6.006        342       703     66.68
  350,000.01 -   400,000.00 ............        1,163,340       3    0.96    387,780     5.453        358       715     61.61
  400,000.01 -   450,000.00 ............        2,552,759       6    2.11    425,460     5.748        358       745     62.33
  450,000.01 -   500,000.00 ............        3,882,992       8    3.21    485,374     5.351        358       733     59.73
  500,000.01 -   550,000.00 ............        2,553,773       5    2.11    510,755     5.125        358       703     64.60
  550,000.01 -   600,000.00 ............        2,335,509       4    1.93    583,877     5.317        358       736     67.13
  600,000.01 -   650,000.00 ............        5,096,712       8    4.21    637,089     5.362        358       722     64.20
  650,000.01 -   700,000.00 ............        2,037,013       3    1.68    679,004     5.419        358       730     71.29
  700,000.01 -   750,000.00 ............        3,586,489       5    2.96    717,298     5.622        357       764     60.08
  750,000.01 -   800,000.00 ............        3,905,434       5    3.23    781,087     5.348        357       741     64.99
  850,000.01 -   900,000.00 ............        3,499,526       4    2.89    874,882     5.217        357       733     60.52
  900,000.01 -   950,000.00 ............        1,851,012       2    1.53    925,506     5.192        357       745     71.73
  950,000.01 - 1,000,000.00 ............          998,561       1    0.83    998,561     5.250        359       694     68.97
1,000,000.01 - 1,050,000.00 ............        6,205,007       6    5.13   1,034,168    5.083        357       709     74.16
1,050,000.01 - 1,150,000.00 ............        9,926,204       9    8.21   1,102,912    5.437        358       745     65.58
1,150,000.01 - 1,200,000.00 ............        2,361,658       2    1.95   1,180,829    5.315        357       737     63.32
1,200,000.01 - 1,300,000.00 ............        5,031,107       4    4.16   1,257,777    5.777        357       742     71.56
1,300,000.01 - 1,400,000.00 ............        2,724,648       2    2.25   1,362,324    5.696        358       740     55.87
1,400,000.01 - 1,450,000.00 ............        5,674,008       4    4.69   1,418,502    5.312        359       754     74.63
1,450,000.01 - 1,750,000.00 ............       12,960,415       8   10.71   1,620,052    5.575        350       721     75.78
1,750,000.01 - 1,800,000.00 ............        1,762,562       1    1.46   1,762,562    5.625        359       732     63.04
1,800,000.01 + .........................       38,173,458      13   31.56   2,936,420    5.325        358       706     74.39
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the average current principal balance of the Group 2 Loans was approximately $1,080,078.




                                                           MORTGAGE RATES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF MORTGAGE RATES (%)               CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999 ..........................  $       574,883       1    0.48%  $574,883     3.750%       357       794     75.00%
4.000 - 4.499 ..........................        2,050,223       3    1.69    683,408     4.093        359       716     56.84
4.500 - 4.999 ..........................        8,311,855       6    6.87   1,385,309    4.817        359       713     69.78
5.000 - 5.499 ..........................       65,485,276      51   54.13   1,284,025    5.261        357       724     70.66
5.500 - 5.999 ..........................       30,064,815      35   24.85    858,995     5.669        358       731     69.69
6.000 - 6.499 ..........................       13,589,553      13   11.23   1,045,350    6.097        351       718     67.48
6.500 - 6.999 ..........................          892,149       3    0.74    297,383     6.611        316       658     73.52
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         The weighted average mortgage rate of the Group 2 Loans was approximately 5.409% per annum.


                                                        NEXT ADJUSTMENT DATE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
NEXT ADJUSTMENT DATE                      CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
June 2005 ..............................  $     1,181,131       2    0.98%  $590,565     4.327%       357       757     72.20%
August 2005 ............................        2,050,223       3    1.69    683,408     4.093        359       716     56.84
November 2006 ..........................        3,063,459       3    2.53   1,021,153    5.125        356       685     70.55
December 2006 ..........................        3,309,417       4    2.74    827,354     5.141        357       708     75.66
January 2007 ...........................        5,865,297       4    4.85   1,466,324    5.110        358       724     73.59
February 2007 ..........................        8,856,697       6    7.32   1,476,116    4.882        359       719     70.76
November 2007 ..........................        3,762,552       1    3.11   3,762,552    5.250        356       730     70.00
December 2007 ..........................        3,591,055       4    2.97    897,764     5.039        357       721     70.05
January 2008 ...........................        4,370,377       4    3.61   1,092,594    5.299        358       743     73.85
February 2008 ..........................        8,356,668       6    6.91   1,392,778    5.417        359       698     70.93
October 2009 ...........................        1,592,445       1    1.32   1,592,445    5.375        355       775     75.00
November 2009 ..........................          721,730       1    0.60    721,730     5.375        356       754     67.45
December 2009 ..........................       31,048,624      27   25.67   1,149,949    5.416        357       729     70.87
January 2010 ...........................        9,762,110      17    8.07    574,242     5.654        354       729     62.01
February 2010 ..........................       16,045,211      13   13.26   1,234,247    5.638        359       709     71.04
December 2011 ..........................        8,224,200       7    6.80   1,174,886    5.862        357       726     70.97
January 2012 ...........................        3,131,822       4    2.59    782,955     5.661        358       752     59.15
February 2012 ..........................        3,124,685       3    2.58   1,041,562    6.226        328       736     75.68
February 2015 ..........................        2,911,052       2    2.41   1,455,526    5.822        359       759     57.90
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans was approximately 50 months.


                                                            GROSS MARGIN

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF GROSS MARGINS (%)                CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
1.500 - 1.749 ..........................  $     1,762,562       1    1.46%  $1,762,562   5.625%       359       732     63.04%
2.500 - 2.749 ..........................       97,047,661      84   80.23   1,155,329    5.342        357       728     69.75
2.750 - 2.999 ..........................       18,539,041      24   15.33    772,460     5.604        358       709     69.36
3.000 - 3.249 ..........................        3,619,492       3    2.99   1,206,497    6.087        348       687     76.96
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans was approximately 2.539% per annum.


                                                        MAXIMUM MORTGAGE RATE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF MAXIMUM MORTGAGE RATES (%)       CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
 9.500 -  9.999 ........................  $       574,883       1    0.48%  $574,883     3.750%       357       794     75.00%
10.000 - 10.499 ........................        2,050,223       3    1.69    683,408     4.093        359       716     56.84
10.500 - 10.999 ........................        8,311,855       6    6.87   1,385,309    4.817        359       713     69.78
11.000 - 11.499 ........................       65,485,276      51   54.13   1,284,025    5.261        357       724     70.66
11.500 - 11.999 ........................       30,064,815      35   24.85    858,995     5.669        358       731     69.69
12.000 - 12.499 ........................       13,589,553      13   11.23   1,045,350    6.097        351       718     67.48
12.500 - 12.999 ........................          892,149       3    0.74    297,383     6.611        316       658     73.52
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans was approximately 11.409% per annum.




                                                      INITIAL FIXED-RATE PERIOD

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
INITIAL FIXED PERIOD                      CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
6 Months ...............................  $     3,231,354       5    2.67%  $646,271     4.179%       358       731     62.46%
24 Months ..............................       21,094,871      17   17.44   1,240,875    5.021        358       713     72.28
36 Months ..............................       20,080,651      15   16.60   1,338,710    5.292        358       718     71.24
60 Months ..............................       59,170,120      59   48.91   1,002,883    5.514        357       725     69.53
84 Months ..............................       14,480,707      14   11.97   1,034,336    5.897        351       734     69.43
120 Months .............................        2,911,052       2    2.41   1,455,526    5.822        359       759     57.90
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======


                                                          INITIAL RATE CAP

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
INITIAL CAP (%)                           CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000 ..................................  $     3,231,354       5    2.67%  $646,271     4.179%       358       731     62.46%
3.000 ..................................      113,765,395     105   94.05   1,083,480    5.436        357       723     69.85
5.000 ..................................        3,972,006       2    3.28   1,986,003    5.645        359       738     74.53
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======




                                                         SUBSEQUENT RATE CAP

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
SUBSEQUENT RATE CAP (%)                   CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000 ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======




                                                    ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF LOAN-TO-VALUE RATIOS (%)         CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00 ..........................  $       434,347       1    0.36%  $434,347     4.875%       359       709     20.62%
25.01 - 30.00 ..........................          498,717       1    0.41    498,717     4.000        359       739     27.03
40.01 - 45.00 ..........................          649,078       1    0.54    649,078     5.375        359       654     40.89
45.01 - 50.00 ..........................        5,576,151       7    4.61    796,593     5.607        358       757     48.29
50.01 - 55.00 ..........................        3,757,245       5    3.11    751,449     5.822        358       737     53.81
55.01 - 60.00 ..........................        7,204,358      11    5.96    654,942     5.436        358       748     57.50
60.01 - 65.00 ..........................        8,197,620      10    6.78    819,762     5.474        358       716     63.18
65.01 - 70.00 ..........................       20,462,419      22   16.92    930,110     5.357        356       718     68.42
70.01 - 75.00 ..........................       50,501,108      36   41.75   1,402,809    5.278        357       723     73.83
75.01 - 80.00 ..........................       23,424,036      17   19.36   1,377,884    5.617        354       720     78.66
80.01 - 85.00 ..........................          263,677       1    0.22    263,677     6.875        359       679     80.03
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 20.62% and 80.03%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 69.81%.




                                                           OCCUPANCY TYPES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
OCCUPANCY                                 CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Investment .............................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         Occupancy type is based on the representation of the borrower at the time of origination.

                                            MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
DOCUMENT TYPE                             CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Progressive Express Program No
Documentation Program (No
Documentation) .........................  $       707,529       1    0.58%  $707,529     6.250%       358       774     49.41%
Progressive Series Program (Full
Documentation) .........................      120,261,227     111   99.42   1,083,434    5.404        357       724     69.93
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

            See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.




                                                           RISK CATEGORIES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
CREDIT GRADE CATEGORY                     CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
A ......................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

      See "--Underwriting Standards" below.


                                                           PROPERTY TYPES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
PROPERTY TYPE                             CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Multi-Family Residence..................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======



                                           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
STATE                                     CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Arizona ................................  $     7,336,406       5    6.06%  $1,467,281   5.448%       358       731     72.54%
California .............................       88,210,215      81   72.92   1,089,015    5.310        358       724     67.79
Indiana ................................          567,795       1    0.47    567,795     6.125        358       660     61.85
Kentucky ...............................          411,109       1    0.34    411,109     6.000        358       778     80.00
Massachusetts ..........................          263,677       1    0.22    263,677     6.875        359       679     80.03
Michigan ...............................        4,191,318       5    3.46    838,264     6.101        326       704     78.11
Minnesota ..............................        7,067,908       3    5.84   2,355,969    5.680        358       716     79.26
Missouri ...............................          490,915       1    0.41    490,915     5.875        358       724     80.00
New Hampshire ..........................          303,346       1    0.25    303,346     6.000        359       807     75.00
New Jersey .............................          697,799       1    0.58    697,799     5.750        357       690     74.47
New York ...............................          438,583       1    0.36    438,583     5.625        357       750     80.00
Ohio ...................................        2,972,785       3    2.46    990,928     5.750        359       668     77.74
Oregon .................................        3,812,178       4    3.15    953,044     5.660        358       776     66.59
Texas ..................................        1,673,565       2    1.38    836,782     5.625        358       733     78.61
Washington .............................        2,531,156       2    2.09   1,265,578    5.209        357       737     75.40
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         No more than approximately 6.52% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.




                                                      PREPAYMENT PENALTY MONTHS

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
NUMBER OF MONTHS                          CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
36 Months ..............................  $    44,856,111      37   37.08%  $1,212,327   5.066%       358       717     71.35%
48 Months ..............................        1,398,140       1    1.16   1,398,140    6.000        359       687     54.91
60 Months ..............................       57,626,092      59   47.64    976,713     5.521        357       727     69.70
84 Months ..............................       14,177,361      13   11.72   1,090,566    5.895        351       732     69.31
120 Months .............................        2,911,052       2    2.41   1,455,526    5.822        359       759     57.90
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

                                                       PREPAYMENT PENALTY TYPE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
TYPE OR DESCRIPTION                       CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
3Year-3/2/1 ............................  $    44,856,111      37   37.08%  $1,212,327   5.066%       358       717     71.35%
4Year-1/1/1/1 ..........................        1,398,140       1    1.16   1,398,140    6.000        359       687     54.91
5Year-3/2/1/1/1 ........................       57,626,092      59   47.64    976,713     5.521        357       727     69.70
7Year-3/3/2/2/1/1/0 ....................       14,177,361      13   11.72   1,090,566    5.895        351       732     69.31
10Year-3/3/3/2/2/2/1/1/1/0 .............        1,148,491       1    0.95   1,148,491    6.125        359       801     50.00
10Year-5/4/3/2/1* ......................        1,762,562       1    1.46   1,762,562    5.625        359       732     63.04
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======


         For the multifamily "3 Year 3/2/1" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily "4 Year 1/1/1/1" loan, the amount of the prepayment charge for the first year is 1% of the principal balance of the related mortgage loan for the first year after origination, remaining at 1% each year until such charge terminates at the end of the fourth year. For the multifamily "5 Year 3/2/1/1/1" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% after the first and second year and remaining until such charge terminates at the end of the fifth year. For the multifamily "7 Year 3/3/2/2/1/1/0" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first and second year after origination, declining by 1% every two years until such charge terminates at the end of the sixth year. For the multifamily "10 Year 3/3/3/2/2/2/1/1/1/0" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first three years after origination, declining by 1% after every three years until such charge terminates at the end of the ninth year. For the multifamily "10 Year 5/4/3/2/1" loan, there is a five year lockout period which prohibits the borrower from making a prepayment of principal. The prepayment charge for the sixth year is 5% of the principal balance of the related mortgage loan for the first year after the lockout period, declining by 1% each year for four years until such charge terminates at the end of the tenth year.

         *Prepayment lockout for the first five years.



                                               MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF MONTHS                           CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
241 - 360 ..............................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans was approximately 357 months.


                                                    RANGE OF MONTHS TO FIRST ROLL

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF MONTHS                           CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
1 - 12 .................................  $     3,231,354       5    2.67%  $646,271     4.179%       358       731     62.46%
19 - 24 ................................       21,094,871      17   17.44   1,240,875    5.021        358       713     72.28
32 - 49 ................................       20,080,651      15   16.60   1,338,710    5.292        358       718     71.24
50 - 55 ................................        1,592,445       1    1.32   1,592,445    5.375        355       775     75.00
56 - 79 ................................       57,577,675      58   47.60    992,719     5.518        357       724     69.37
80.00 + ................................       17,391,759      16   14.38   1,086,985    5.885        352       738     67.50
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the weighted average months to first roll of the Group 2 Loans was approximately 50 months.




                                                         FIRST PAYMENT DATE

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
DATE                                      CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
November 2004 ..........................  $     1,592,445       1    1.32%  $1,592,445   5.375%       355       775     75.00%
December 2004 ..........................        7,547,741       5    6.24   1,509,548    5.211        356       714     69.98
January 2005 ...........................       47,354,427      44   39.15   1,076,237    5.419        357       727     71.19
February 2005 ..........................       23,129,606      29   19.12    797,573     5.450        356       733     66.79
March 2005 .............................       41,344,536      33   34.18   1,252,865    5.412        357       715     69.68
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======




                                                            CREDIT SCORES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF CREDIT SCORES                    CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
621 - 640 ..............................  $       509,189       1    0.42%  $509,189     4.375%       359       640     59.31%
641 - 660 ..............................        3,301,955       6    2.73    550,326     5.686        346       657     63.65
661 - 680 ..............................        7,822,648      10    6.47    782,265     5.767        358       673     72.14
681 - 700 ..............................       30,086,872      22   24.87   1,367,585    5.483        355       690     72.05
701 - 720 ..............................       27,203,558      19   22.49   1,431,766    5.223        358       713     70.39
721 - 740 ..............................       11,071,914      10    9.15   1,107,191    5.338        357       731     66.73
741 - 760 ..............................       14,885,857      14   12.31   1,063,275    5.249        357       749     74.14
761 - 780 ..............................       12,457,289      14   10.30    889,806     5.489        357       771     67.91
781 - 800 ..............................       12,177,635      14   10.07    869,831     5.475        358       791     64.79
801 + ..................................        1,451,837       2    1.20    725,919     6.099        359       802     55.22
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the weighted average credit score of the Group 2 Loans was approximately 724.


                                                    DEBT SERVICE COVERAGE RATIOS

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
RANGE OF DEBT SERVICE                                      NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
COVERAGE RATIOS                           CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
1.14 - 1.19 ............................  $    21,068,935      16   17.42%  $1,316,808   5.313%       358       724     70.57%
1.20 - 1.21 ............................       39,541,077      34   32.69   1,162,973    5.356        357       732     71.83
1.22 - 1.24 ............................       29,786,860      18   24.62   1,654,826    5.461        355       709     73.24
1.25 - 1.29 ............................       10,348,985      12    8.56    862,415     5.554        357       721     63.40
1.30 - 1.49 ............................       12,105,934      17   10.01    712,114     5.516        356       736     69.51
1.50 - 2.08 ............................        5,886,820      11    4.87    535,165     5.481        355       735     60.69
2.09 + .................................        2,230,145       4    1.84    557,536     5.115        358       697     36.49
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the weighted average debt service coverage ratio of the Group 2 Loans was approximately 1.27x.




                                                       CURRENT OCCUPANCY RATES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF CURRENT OCCUPANCY RATES (%)      CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
80.00 - 84.99 ..........................  $       500,345       1    0.41%  $500,345     5.500%       357       663     66.94%
85.00 - 89.99 ..........................        3,882,058       4    3.21    970,514     5.631        359       687     69.20
90.00 - 94.99 ..........................       38,040,858      33   31.45   1,152,753    5.483        355       720     72.32
95.00 - 99.99 ..........................       18,059,488      11   14.93   1,641,772    5.460        357       738     72.00
100.00 - 104.99 ........................       60,486,006      63   50.00    960,095     5.332        358       725     67.64
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         As of the Cut-off Date, the weighted average current occupancy rate of the Group 2 Loans was approximately 96.90%.




                                                           NUMBER OF UNITS

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF NUMBER OF UNITS                  CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
5 - 9 ..................................  $    14,123,194      26   11.68%  $543,200     5.395%       358       734     63.92%
10 - 14 ................................       21,340,257      32   17.64    666,883     5.340        357       729     63.49
15 - 24 ................................       28,925,496      27   23.91   1,071,315    5.379        357       728     69.38
25 - 49 ................................       33,282,793      19   27.51   1,751,726    5.469        355       725     72.77
50 + ...................................       23,297,014       8   19.26   2,912,127    5.432        358       706     75.48
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======


                                                             YEAR BUILT

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RANGE OF YEAR BUILT                       CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
< 1954 .................................  $    24,010,474      30   19.85%  $800,349     5.471%       357       718     66.38%
1954 - 1970 ............................       44,720,731      46   36.97    972,190     5.424        356       727     69.70
1971 - 1975 ............................        8,458,924       8    6.99   1,057,365    5.515        354       701     75.77
1976 - 1980 ............................        8,390,576       7    6.94   1,198,654    5.430        358       759     69.42
1981 - 1985 ............................        9,932,988       6    8.21   1,655,498    5.387        359       717     73.97
1986 - 1990 ............................       21,753,384      10   17.98   2,175,338    5.300        357       717     69.82
1991 - 1995 ............................        2,155,403       2    1.78   1,077,701    5.167        358       773     66.82
1996 + .................................        1,546,277       3    1.28    515,426     5.313        358       724     73.19
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======




                                                              RENOVATED

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
RENOVATED                                 CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
No .....................................  $    28,217,285      29   23.33%  $973,010     5.370%       358       715     67.49%
Yes ....................................       92,751,470      83   76.67   1,117,488    5.421        356       727     70.52
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======


                                                            LOAN PURPOSES

                                                                                                 WEIGHTED
                                                                                       WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                                       AVERAGE    REMG.    AVERAGE   AVERAGE
                                                           NO. OF   % OF     AVERAGE    GROSS     TERM      CREDIT   ORIGINAL
LOAN PURPOSE                              CURRENT BALANCE  LOANS    TOTAL    BALANCE     WAC     (MONTHS)   SCORE      LTV
-----------------------------------------------------------------------------------------------------------------------------
Refinance - Cash Out ...................  $    51,346,312      50   42.45%  $1,026,926   5.403%       357       715     66.32%
Purchase ...............................       64,230,458      59   53.10   1,088,652    5.383        356       732     72.37
Refinance - Rate Term ..................        5,391,985       3    4.46   1,797,328    5.774        359       714     72.63
                                          ---------------     ---  ------   ----------   -----        ---       ---     -----
Total ..................................  $   120,968,755     112  100.00%  $1,080,078   5.409%       357       724     69.81%
                                          ===============     ===  ======

         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.